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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 March 20, 2001
                                -----------------



                             EARTHWATCH INCORPORATED
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                   -----------
                 (State or other jurisdiction of Incorporation)


           333-39202                                31-1420852
           ---------                                ----------
          (Commission                             (IRS Employer
          File Number)                           Identification No.)


     1900 Pike Road, Longmont, Colorado               80501
     -----------------------------------              -----
   (Address of principal executive offices)         (Zip code)


                                 (303) 682-3800
                                 --------------
              (Registrant's telephone number, including area code)

                             EARTHWATCH INCORPORATED
                                    FORM 8-K

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Item 9. Regulation FD Disclosure.

EarthWatch Incorporated hereby releases its preliminary summary financial performance for 2000. The summary contains unaudited financial information and is subject to revision upon completion of the audit and the report of the Company's auditors, PricewaterhouseCoopers.

The Company experienced the loss of QuickBird 1 satellite on November 20, 2000. The losses noted in the preliminary information resulted from the costs of construction and the loss of the satellite.

                                                 For Year Ended   For Year Ended
                                                  December 31,      December 31,
                                                      2000              1999
                                                 --------------   --------------
Revenue                                          $   3,336,052    $   5,913,310

   Selling, general, and administrative             15,332,973       12,762,636
   Research and development                         13,442,214        6,956,244

      Loss (gain) from impairment of fixed
      assets, net of insurance recoveries         (109,016,653)              --

         Net income (loss)                       $  76,681,932    $ (20,318,766)


                                                   Values at        Values at
                                                  December 31,     December 31,
                                                     2000              1999
                                                 --------------   --------------

      Total Assets                               $ 379,378,216    $ 271,469,120

      Total Liabilities                            211,744,327      181,604,445
      Total Mandatorily Redeemable
      Preferred Stock                              141,246,391      129,978,333
      Total Stockholders' Equity                    26,387,498      (40,113,658)

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EARTHWATCH INCORPORATED



Dated:  March 20, 2001              By: /s/ Henry E. Dubois
                                       -----------------------------------------
                                    Henry E. Dubois
                                    Chief Operating Officer,
                                    Chief Financial Officer,
                                    Executive Vice President
                                    (Principal Financial and Accounting Officer)

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